UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 14, 2020

Date of Report (Date of earliest event reported)

IBERIABANK Corporation

(Exact name of registrant as specified in its charter)

Louisiana	001-37532	72-1280718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street
Lafayette, Louisiana	70501
(Address of principal executive offices)	(Zip Code)

(337) 521-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	IBKC	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.625% Perpetual Preferred Stock, Series B	IBKCP	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.60% Perpetual Preferred Stock, Series C	IBKCO	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.100% Perpetual Preferred Stock, Series D	IBKCN	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On or about March 19, 2020, IBERIABANK Corporation (the “Company”) mailed a definitive proxy statement relating to a special meeting of stockholders of the Company scheduled to be held on April 24, 2020, for the purpose of acting on the following matters: (i) to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of November 3, 2019 and as may be amended from time to time, among the Company and First Horizon National Corporation (“First Horizon”), which we refer to as the merger agreement, (ii) to consider and vote on a proposal to approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid by the Company to its named executive officers in connection with the merger and (iii) to consider and vote on a proposal to approve any adjournment of the special meeting to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement.

As previously disclosed in the definitive proxy statement, four (4) lawsuits against the Company and its board of directors were filed between January 6, 2020 and January 26, 2020. The defendants believe that the lawsuits are without merit and specifically deny that any supplemental disclosure was or is required. However, to moot certain of plaintiffs’ disclosure claims in the lawsuits, to avoid nuisance, potential expense and delay, and to provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the definitive proxy statement with certain disclosures. Nothing in this 8-K shall be deemed to be an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The disclosures below should be read in connection with the definitive proxy statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein supersedes the information contained in the definitive proxy statement. Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement.

The following supplemental disclosure amends and restates in its entirety the last partial paragraph on page 97 and first partial paragraph on page 98 of the definitive proxy statement in the subsection captioned “IBKC and First Horizon Selected Companies Analysis”:

The low and high stock price-to-tangible book value per share multiples of the selected companies were 1.08x (the multiple for Texas Capital Bancshares, Inc.) and 2.22x (the multiple for Prosperity Bancshares, Inc.), respectively. For the eight selected companies for which consensus “street estimates” were available (which included all of the selected companies other than First Citizens BancShares, Inc.), the low and high stock price-to-2019 estimated EPS multiples of the selected companies were 8.7x (the multiple for Bank OZK) and 15.0x (the multiple for Prosperity Bancshares, Inc.), respectively, the low and high stock price-to-2020 estimated EPS multiples of the selected companies were 9.5x (the multiple for Synovus Financial Corp.) and 14.7x (the multiple for Cullen/Frost Bankers, Inc.), respectively, and the low and high stock price-to-2021 estimated EPS multiples of the selected companies were 8.9x (the multiple for Synovus Financial Corp.) and 14.2x (the multiple for Cullen/Frost Bankers, Inc.), respectively.

The following supplemental disclosure is added immediately prior to the last sentence of the first full paragraph on page 99 of the definitive proxy statement in the subsection captioned “IBKC Discounted Cash Flow Analysis”:

The range of terminal multiples applied in this analysis was selected taking into account the stock price-to-forward estimated EPS multiples of the selected companies from the “IBKC and First Horizon Selected Companies Analysis” described above.

The following supplemental disclosure is added immediately prior to the last sentence of the second full paragraph on page 99 of the definitive proxy statement in the subsection captioned “First Horizon Discounted Cash Flow Analysis”:

The range of terminal multiples applied in this analysis was selected taking into account the stock price-to-forward estimated EPS multiples of the selected companies from the “IBKC and First Horizon Selected Companies Analysis” described above.

The following supplemental disclosure is added immediately prior to the last sentence of the first partial paragraph on page 100 of the definitive proxy statement in the subsection captioned “Pro Forma Combined Discounted Cash Flow Analysis”:

The range of terminal multiples applied in this analysis was selected taking into account the stock price-to-forward estimated EPS multiples of the selected companies from the “IBKC and First Horizon Selected Companies Analysis” described above.

The following supplemental disclosure is added immediately prior to the row titled “KPIs” in the table captioned “IBKC Standalone Projections” on page 114 of the definitive proxy statement concerning the Unaudited Financial Forecasts:

	2018A*	2019E	2020E	2021E	2022E	2023E	2024E
Common Dividends per share		$1.76	$1.92	$1.99	$2.06	$2.24	$2.44

The following supplemental disclosure is added immediately prior to the row titled “KPIs” in the table captioned “First Horizon Standalone Projections” on page 115 of the definitive proxy statement concerning the Unaudited Financial Forecasts:

	2018A*	2019E	2020E	2021E	2022E	2023E	2024E
Common Dividends per share(1)		$0.56	$0.56	$0.58	$0.59	$0.63	$0.68

The following supplemental disclosure amends and restates in its entirety note (1) to the table captioned “First Horizon Standalone Projections” on page 115 of the definitive proxy statement concerning the Unaudited Financial Forecasts:

(1)	The First Horizon financial forecasts did not include line items for Net Income Growth, EPS Growth, NIE / Avg. Assets, Provisions / Avg. Loans, Common Dividends or ROATCE, all of which were included in the IBKC financial forecasts.

The following supplemental disclosure is added immediately following the first partial paragraph on page 116 of the definitive proxy statement concerning the Unaudited Financial Forecasts:

Pro Forma Projections

First Horizon and IBKC senior managements prepared or approved for use the following cost savings estimate and assumptions which were provided to First Horizon’s and IBKC’s respective financial advisors:

•	Run rate of approximately $170 million in annual pre-tax cost savings

•	25% phase-in of the estimated cost savings for the second half of fiscal year 2020

•	75% phase-in of the estimated cost savings for the fiscal year 2021

•	100% phase-in of the estimated cost savings for the fiscal year 2022 and thereafter

In the pro forma combined discounted cash flow analysis performed by KBW in connection with its opinion, an annual long-term growth rate assumption of 6.0% was used at the direction of IBKC management to extrapolate a 2025 earnings estimate (applying estimated cost savings and related expenses and accounting adjustments) of approximately $1,144.7 million for pro forma combined entity. The foregoing estimate was calculated solely for purposes of the pro forma combined discounted cash flow analysis in connection with KBW’s opinion, and none of First Horizon, IBKC or KBW assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

Forward-Looking Statements:

This report, the proxy statement and the documents that we incorporate by reference therein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Company’s and First Horizon’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and First Horizon, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in the Company’s and First Horizon’s respective reports filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the following factors, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between the Company and First Horizon; the outcome of any legal proceedings that may be instituted against the Company and First Horizon; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the risk that any announcements relating to the proposed combination could have adverse effects on the market price of the common stock of either or both parties to the combination; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and First Horizon do business; certain restrictions during the pendency of the merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the Company’s and First Horizon’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of the Company and First Horizon.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in the Company’s Annual Report on Form 10-K and Amendment No. 1 to such Form 10-K, each for the year ended December 31, 2019, filed with the SEC and available in the “Investor Relations” section of the Company’s website, www.IBERIABANK.com, under the heading “Financials & Filings” and in other documents the Company files with the SEC, and in First Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC and available in the “Investor Relations” section of First Horizon’s website, http://www.FirstHorizon.com, under the heading “SEC Filings” and in other documents First Horizon files with the SEC, including its Registration Statement on Form S-4 (File No. 333-235757), dated December 31, 2019, as amended by Amendment No. 1 to Form S-4, dated February 10, 2020, Amendment No. 2 to Form S-4, dated March 9, 2020 and Amendment No. 3 to Form S-4, dated March 17, 2020, and filings related to that Registration Statement.

Important Other Information:

In connection with the proposed transaction, First Horizon has filed with the SEC a Registration Statement on Form S-4 (File No. 333-235757) to register the shares of First Horizon’s capital stock to be issued in connection with the proposed transaction. The Registration Statement, as amended, was declared effective by the SEC on March 19, 2020. The Registration Statement includes a joint proxy statement of the Company and First Horizon which will be mailed on or about March 25, 2020 to the shareholders of the Company and First Horizon seeking their approval of the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS OF THE COMPANY AND FIRST HORIZON ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FIRST HORIZON AND THE PROPOSED TRANSACTION.

Investors and shareholders will be able to obtain a free copy of the Registration Statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about the Company and First Horizon, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Registration Statement, including the joint proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Jefferson G. Parker, IBERIABANK, 200 West Congress Street, Lafayette, LA 70501, telephone (504) 310-7314, or Clyde A. Billings Jr., First Horizon, 165 Madison Avenue, Memphis, TN 38103, telephone (901) 523-5679.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	IBERIABANK Corporation

	By:	/s/ Anthony J. Restel
	Name:	Anthony J. Restel
	Title:	Vice Chairman, Chief Financial Officer